Exhibit 99.3 Fourth Quarter 2022 Financial Results and Highlights © 2023 Cognizant February 2, 2023

© 2023 Cognizant Forward-looking statements This earnings supplement includes statements that may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the accuracy of which are necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. These statements include, but are not limited to, express or implied forward-looking statements relating to our expectations regarding our strategy, competitive position and opportunities in the marketplace, investment in and growth of our business, the effectiveness of our recruiting and talent efforts and related costs, trends in demand for digital solutions and services, labor market trends, the anticipated amount of capital to be returned to shareholders and our anticipated financial performance. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ materially from those expressed or implied include general economic conditions, the competitive and rapidly changing nature of the markets we compete in, the competitive marketplace for talent and its impact on employee recruitment and retention, legal, reputational and financial risks resulting from cyberattacks, risks related to the invasion of Ukraine by Russia, changes in the regulatory environment, including with respect to immigration and taxes, and the other factors discussed in our most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Cognizant undertakes no obligation to update or revise any forward looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law. 2

© 2023 Cognizant Results Summary: Q4 2022 1 See “About Non-GAAP Financial Measures and Performance Metrics” at the end of this earnings supplement for more information and reconciliations to the most directly comparable GAAP financial measures, as applicable. Revenue Up 1.3% Y/Y as reported, or 4.1% Y/Y in constant currency1 GAAP and Adjusted Operating Margin1 Margin for 2022 included (120 bps) from the impairment of capitalized costs related to a customer contract Cash Flow 3 $4,777M $4,839M Q4 '21 Q4 '22 Diluted Earnings Per Share (EPS) Amounts for 2022 included ($0.08) from the impairment of capitalized costs related to a customer contract 15.3% 14.2% Q4 '21 Q4 '22 15.3% 14.2% Q4 '21 Q4 '22 $825M $702M Q4 '21 Q4 '22 $760M $612M Q4 '21 Q4 '22 $1.10 $1.02 Q4 '21 Q4 '22 $1.10 $1.01 Q4 '21 Q4 '22 Adjusted Operating Margin1 GAAP Diluted EPS Adjusted Diluted EPS1 Operating Cash Flow Free Cash Flow1 GAAP Operating Margin Adjusted Operating Margin1

© 2023 Cognizant Results Summary: FY 2022 1 See “About Non-GAAP Financial Measures and Performance Metrics” at the end of this earnings supplement for more information and reconciliations to the most directly comparable GAAP financial measures, as applicable. Revenue Up 5.0% Y/Y as reported, or 7.5% Y/Y in constant currency1 GAAP and Adjusted Operating Margin1 Margin for 2022 included (30 bps) from the impairment of capitalized costs related to a customer contract Cash Flow 4 $18,507M $19,428M 2021 2022 Diluted Earnings Per Share (EPS) Amounts for 2022 included ($0.08) from the impairment of capitalized costs related to a customer contract 15.3% 15.3% 2021 2022 15.4% 15.3% 2021 2022 $2,495M $2,568M 2021 2022 $2,216M $2,236M 2021 2022 $4.05 $4.41 2021 2022 $4.12 $4.40 2021 2022 Adjusted Operating Margin1 GAAP Diluted EPS Adjusted Diluted EPS1 Operating Cash Flow Free Cash Flow1 GAAP Operating Margin Adjusted Operating Margin1

Revenue, Operating Margin and EPS

$ in millions except per share amounts



$4,225
$4,000
$4,243
$4,184
$4,401
$4,585
$4,744
$4,777
$4,826
$4,906
$4,857
$4,839
$0.96
$0.82
$0.97
$0.67
$0.97
$0.99
$1.06
$1.10
$1.08
$1.14
$1.17
$1.01
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21
Q3 '21
Q4 '21
Q1 '22
Q2 '22
Q3 '22
Q4 '22[1]
Revenue
Adjusted Diluted EPS

Revenue Growth, Operating Margin and EPS

	Q1 '20	Q2 '20	Q3 '20	Q4 '20	Q1 '21	Q2 '21	Q3 '21	Q4 '21	Q1 '22	Q2 '22	Q3 '22	Q4 '22[1]
Y/Y	2.8%	(3.4%)	(0.1%)	(2.3%)	4.2%	14.6%	11.8%	14.2%	9.7%	7.0%	2.4%	1.3%
Y/Y CC	3.5%	(2.5%)	(0.7%)	(3.0%)	2.4%	12.0%	11.0%	14.5%	10.9%	9.5%	5.6%	4.1%
GAAP Operating Margin	13.7%	11.7%	14.2%	11.1%	15.2%	15.2%	15.4%	15.3%	15.0%	15.5%	16.4%	14.2%
Adjusted Operating Margin	15.1%	14.1%	15.9%	12.3%	15.2%	15.2%	15.8%	15.3%	15.0%	15.5%	16.4%	14.2%
GAAP Diluted EPS	$0.67	$0.67	$0.64	$0.59	$0.95	$0.97	$1.03	$1.10	$1.07	$1.11	$1.22	$1.02
Adjusted Diluted EPS	$0.96	$0.82	$0.97	$0.67	$0.97	$0.99	$1.06	$1.10	$1.08	$1.14	$1.17	$1.01

[1] Q4 2022 included a $59 million impairment of capitalized costs related to a large volume-based contract with a Health Sciences customer. This charge negatively impacted each of Q4 2022 GAAP and Adjusted Operating Margin by 120 basis points . Q4 2022 GAAP and Adjusted Earnings per share were each negatively impacted by $0.08.

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© 2023 Cognizant $3,589 $906 $344 $1,481 $1,426 $1,148 $784 Revenue Performance: Q4 2022 Products & Resources Communications, Media & Technology Health Sciences Financial Services1 North America Europe1 Rest of World Segments $ in millions Geography $ in millions +5.4% Y/Y +9.3% Y/Y CC +2.9% Y/Y +6.8% Y/Y CC +4.1% Y/Y +5.4% Y/Y CC (4.3%) Y/Y (1.4%) Y/Y CC (3.2%) Y/Y +7.7% Y/Y CC (0.6%) Y/Y +7.2% Y/Y CC +2.7% Y/Y +2.9% Y/Y CC 6 1 The sale of the Samlink subsidiary, which was completed on February 1, 2022, negatively impacted Y/Y revenue growth in Financial Services and Europe by 1.8 and 3.0 percentage points, respectively.

Revenue Performance: FY 2022

Segments

$ in millions


Communications, Media & Technology
+11.1% Y/Y
+14.6% Y/Y CC
$3,159
Financial Services[1]
+0.3% Y/Y
+2.8% Y/Y CC
$6,072
Products & Resources
+6.8% Y/Y
+10.2% Y/Y CC
$4,566
$5,631
Health Sciences
+5.5% Y/Y
+6.8% Y/Y CC

Geography

$ in millions


Rest of World
+6.0% Y/Y
+12.1% Y/Y CC
$1,388
Europe[1]
+1.2% Y/Y
+11.4% Y/Y CC
$3,605
$14,435
North America
+5.9% Y/Y
+6.0% Y/Y CC

[1] The sale of the Samlink subsidiary, which was completed on February 1, 2022, negatively impacted Y/Y revenue growth in Financial Services and Europe by 1.7 and 2.9 percentage points, respectively.

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Financial Services

Revenue[1]

$ in millions



$1,451
$1,396
$1,469
$1,305
$1,458
$1,502
$1,544
$1,547
$1,528
$1,542
$1,521
$1,481
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21
Q3 '21
Q4 '21
Q1 '22
Q2 '22
Q3 '22
Q4 '22

Revenue growth[1]

	Q1 '20	Q2 '20	Q3 '20	Q4 '20	Q1 '21	Q2 '21	Q3 '21	Q4 '21	Q1 '22	Q2 '22	Q3 '22	Q4 '22
Y/Y	1.0%	(5.2%)	(1.5%)	(11.1%)	0.5%	7.6%	5.1%	18.5%	4.8%	2.7%	(1.5%)	(4.3%)
Y/Y CC	1.8%	(4.3%)	(2.2%)	(11.4%)	(1.7%)	4.8%	4.3%	18.8%	6.0%	5.1%	1.6%	(1.4%)

Q4 2022 Geography

$ in millions



Rest of World
(6.1%) Y/Y
+0.4% Y/Y CC
$139
Europe[1]
(9.6%) Y/Y
(0.3%) Y/Y CC
$300
$1,042
North America
(2.3%) Y/Y
(2.0%) Y/Y CC

Revenue declined and included a 180 basis point negative impact related to the previously disclosed sale of the Samlink subsidiary. This was partially offset by growth among public sector clients in the United Kingdom and insurance clients.

[1] Samlink Impact on Q4 2020 Financial Services was a reduction of revenue of $107 million, or -7.3 percentage points impact Y/Y. Q4 2021 Y/Y revenue growth included Samlink Impact of +9.0 percentage points on Financial Services. The sale of the Samlink subsidiary, which was completed on February 1, 2022, impacted our Q1, Q2, Q3 and Q4 2022 Y/Y revenue growth in total Financial Services by -1.3, -1.9 , -1.8 and -1.8 percentage points, respectively, and Financial Services in Europe by -6.0, -9.2, -8.6 and -8.4 percentage points, respectively.

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© 2023 Cognizant

Health Sciences

Revenue

$ in millions



$1,194
$1,157
$1,231
$1,270
$1,288
$1,325
$1,354
$1,370
$1,392
$1,408
$1,405
$1,426
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21
Q3 '21
Q4 '21
Q1 '22
Q2 '22
Q3 '22
Q4 '22

Revenue growth

	Q1 '20	Q2 '20	Q3 '20	Q4 '20	Q1 '21	Q2 '21	Q3 '21	Q4 '21	Q1 '22	Q2 '22	Q3'22	Q4'22
Y/Y	2.5%	2.0%	4.8%	4.0%	7.9%	14.5%	10.0%	7.9%	8.1%	6.3%	3.8%	4.1%
CC	2.7%	2.2%	4.2%	3.3%	7.0%	13.4%	9.8%	8.2%	8.8%	7.6%	5.5%	5.4%

Growth was driven by digital services among pharmaceutical and healthcare payer clients.

Q4 2022 Geography

$ in millions



Rest of World
(9.1%) Y/Y
+1.9% Y/Y CC
$30
Europe
—% Y/Y
+8.9% Y/Y CC
$160
$1,236
North America
+5.0% Y/Y and CC

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© 2023 Cognizant $768 $279 $101 North America Europe Products & Resources +2.8% Y/Y +3.1% Y/Y CC (1.4%) Y/Y +11.4% Y/Y CC +17.4% Y/Y +23.9% Y/Y CC Rest of World Revenue $ in millions Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Y/Y 4.4% (6.5%) (4.0%) (1.6%) 4.6% 21.7% 19.4% 17.7% 13.2% 8.1% 3.7% 2.9%Y/Y CC 5.3% (5.0%) (4.6%) (2.4%) 2.4% 17.8% 18.1% 18.0% 14.9% 11.6% 8.2% 6.8% $954 $867 $927 $948 $998 $1,055 $1,107 $1,116 $1,130 $1,140 $1,148 $1,148 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 10 Revenue growth Growth was driven by digital services among logistics, automotive, utilities, consumer goods and travel and hospitality clients. $ in millions Q4 2022 Geography

Communications, Media & Technology

Revenue

$ in millions



$626
$580
$616
$661
$657
$703
$739
$744
$776
$816
$783
$784
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21
Q3 '21
Q4 '21
Q1 '22
Q2 '22
Q3 '22
Q4 '22

Revenue growth

	Q1 '20	Q2 '20	Q3 '20	Q4 '20	Q1 '21	Q2 '21	Q3 '21	Q4 '21	Q1 '22	Q2 '22	Q3 '22	Q4 '22
Y/Y	5.2%	(4.4%)	0.2%	4.6%	5.0%	21.2%	20.0%	12.6%	18.1%	16.1%	6.0%	5.4%
Y/Y CC	6.3%	(3.2%)	(0.2%)	3.4%	3.1%	17.9%	19.1%	13.1%	19.9%	19.5%	10.4%	9.3%
Impact from exit of certain content services												
	~(3.9%)	~(7.9%)	~(9.2%)	~(7.9%)	~(6.0%)	~(1.9%)	N/A	N/A	N/A	N/A	N/A	N/A

Growth was driven by strength among digital native companies.

Q4 2022 Geography

$ in millions



Rest of World
(6.3%) Y/Y
+4.1% Y/Y CC
$74
Europe
+3.7% Y/Y
+16.5% Y/Y CC
$167
$543
North America
+7.7% Y/Y
+7.8% Y/Y CC

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© 2023 Cognizant

© 2023 Cognizant $23.1 $23.4 $23.2 $23.1 $24.1 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Trailing Twelve Month Bookings1 12 Bookings in the quarter increased 12% year-over-year. This resulted in trailing twelve month bookings of $24.1 billion, which represented a book-to-bill of 1.2x. $ in billions 1 See “About Non-GAAP Financial Measures and Performance Metrics” at the end of this earnings supplement for more information.

© 2023 Cognizant Employee Metrics 291.7 281.2 283.1 289.5 296.5 301.2 318.4 330.6 340.4 341.3 349.4 355.3 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 13 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Trailing 12-Month Voluntary Attrition 17% 15% 13% 12% 13% 18% 24% 28% 29% 32% 29% 26% Quarterly Annualized Voluntary Attrition 13% 11% 10% 16% 18% 29% 33% 31% 26% 31% 29% 19% Quarterly Annualized Involuntary Attrition 9% 13% 8% 3% 3% 2% 4% 4% 5% 5% 6% 6% Additional Employee Metrics Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Offshore Utilization, Excluding Trainees 83% 80% 85% 87% 85% 84% 84% 83% 82% 83% 83% 81% Onsite Utilization 91% 91% 93% 91% 92% 92% 91% 90% 91% 91% 90% 88% Utilization Headcount in thousands

© 2023 Cognizant $480 $509 $564 $1,123 $970 $367 $1,621 $771 $1,422 FY 2020 FY 2021 FY 2022 Acquisitions Share Repurchases $127 $143 $141 $141 $139 $255 $367 $82 $474 $318 $315 $315 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Cash Flow, Balance Sheet & Capital Allocation Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Operating Cash Flow $497 $979 $925 $898 $181 $541 $948 $825 $306 $528 $1,032 $702 Free Cash Flow $385 $886 $821 $809 $93 $466 $897 $760 $186 $485 $953 $612 Cash and Short-Term Investments $4,282 $4,582 $4,575 $2,724 $2,158 $1,850 $2,413 $2,719 $2,319 $2,320 $2,731 $2,501 Total Debt $2,468 $2,459 $2,450 $701 $692 $683 $674 $664 $655 $646 $636 $646 Annual Quarterly Dividends 14 $ in millions $ in millions

© 2023 Cognizant Q1 2023 Guidance1 1 Guidance is as of February 2, 2023 Q1 2023 Guidance Assumptions Revenue $4.71 to $4.76B (2.5%)-(1.5%) Y/Y or (1.0%) to flat Y/Y CC Includes ~100 bps of inorganic contribution 15

APPENDIX: About Non-GAAP Financial Measures and Performance Metrics

© 2023 Cognizant Non-GAAP Financial Measures To supplement our financial results presented in accordance with GAAP, this earnings supplement includes references to the following measures defined by the Securities and Exchange Commission as non-GAAP financial measures: Adjusted Income From Operations, Adjusted Operating Margin, Adjusted Diluted EPS, free cash flow and constant currency revenue growth. These non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP financial measures should be read in conjunction with our financial statements prepared in accordance with GAAP. The reconciliations of our non-GAAP financial measures to the corresponding GAAP measures should be carefully evaluated. Our non-GAAP financial measures Adjusted Operating Margin and Adjusted Income From Operations exclude unusual items, such as the Class Action Litigation Settlement in the third quarter of 2021. Our non-GAAP financial measure Adjusted Diluted EPS excludes unusual items, such as the Class Action Litigation Settlement in the third quarter of 2021 and the effect of recognition in the third quarter of 2022 of an income tax benefit related to a specific uncertain tax position that was previously unrecognized in our prior year consolidated financial statements, net non- operating foreign currency exchange gains or losses and the tax impact of all the applicable adjustments. The income tax impact of each item excluded from Adjusted Diluted EPS is calculated by applying the statutory rate and local tax regulations in the jurisdiction in which the item was incurred. Free cash flow is defined as cash flows from operating activities net of purchases of property and equipment. Constant currency revenue growth is defined as revenues for a given period restated at the comparative period’s foreign currency exchange rates measured against the comparative period's reported revenues. Management believes providing investors with an operating view consistent with how we manage the Company provides enhanced transparency into our operating results. For our internal management reporting and budgeting purposes, we use various GAAP and non-GAAP financial measures for financial and operational decision-making, to evaluate period-to-period comparisons, to determine portions of the compensation for our executive officers and for making comparisons of our operating results to those of our competitors. Accordingly, we believe that the presentation of our non-GAAP measures, which exclude certain costs, when read in conjunction with our reported GAAP results, can provide useful supplemental information to our management and investors regarding financial and business trends relating to our financial condition and results of operations. A limitation of using non-GAAP financial measures versus financial measures calculated in accordance with GAAP is that non-GAAP financial measures do not reflect all of the amounts associated with our operating results as determined in accordance with GAAP and may exclude costs that are recurring such as our net non-operating foreign currency exchange gains or losses. In addition, other companies may calculate non-GAAP financial measures differently than us, thereby limiting the usefulness of these non-GAAP financial measures as a comparative tool. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from our non-GAAP financial measures to allow investors to evaluate such non-GAAP financial measures. Performance Metrics Bookings are defined as total contract value (or TCV) of new contracts, including new contract sales as well as renewals and expansions of existing contracts. Bookings can vary significantly quarter to quarter depending in part on the timing of the signing of a small number of large contracts. Our book-to-bill ratio is defined as bookings for the trailing twelve months divided by revenue for the same period. Measuring bookings involves the use of estimates and judgments and there are no independent standards or requirements governing the calculation of bookings. The extent and timing of conversion of bookings to revenues may be impacted by, among other factors, the types of services and solutions sold, contract duration, the pace of client spending, actual volumes of services delivered as compared to the volumes anticipated at the time of sale, and contract modifications, including terminations, over the lifetime of a contract. The majority of our contracts are terminable by the client on short notice often without penalty, and some without notice. We do not update our bookings for subsequent terminations, reductions or foreign currency exchange rate fluctuations. Information regarding our bookings is not comparable to, nor should it be substituted for, an analysis of our reported revenues. However, management believes that it is a key indicator of potential future revenues and provides a useful indicator of the volume of our business over time. About Non-GAAP Financial Measures and Performance Metrics 17

Reconciliations of Non-GAAP Financial Measures

(in millions, except per share amounts)

	Three Months Ended:												Full Year:	
	Mar 31, 2020	Jun 30, 2020	Sep 30, 2020	Dec 31, 2020	Mar 31, 2021	Jun 30, 2021	Sep 30, 2021	Dec 31, 2021	Mar 31, 2022	Jun 30, 2022	Sep 30, 2022	Dec 31, 2022	Dec 31, 2021	Dec 31, 2022
GAAP income from operations	$ 579	$ 467	$ 603	$ 465	$ 669	$ 696	$ 729	$ 732	$ 724	$ 760	$ 798	$ 686	$2,826	$2,968
Class Action Settlement Loss[(a)]	—	—	—	—	—	—	20	—	—	—	—	—	20	—
Realignment charges[(b)]	20	12	8	2	—	—	—	—	—	—	—	—	—	—
2020 Fit for Growth Plan restructuring charges[(c)]	35	59	43	36	—	—	—	—	—	—	—	—	—	—
COVID-19 charges[(d)]	6	25	21	13	—	—	—	—	—	—	—	—	—	—
Adjusted income from operations	$ 640	$ 563	$ 675	$ 516	$ 669	$ 696	$ 749	$ 732	$ 724	$ 760	$ 798	$ 686	$2,846	$2,968
GAAP operating margin	13.7 %	11.7 %	14.2 %	11.1 %	15.2 %	15.2 %	15.4 %	15.3 %	15.0 %	15.5 %	16.4 %	14.2 %	15.3 %	15.3 %
Class Action Settlement Loss[(a)]	—	—	—	—	—	—	0.4	—	—	—	—	—	0.1	—
Realignment charges[(b)]	0.5	0.3	0.2	—	—	—	—	—	—	—	—	—	—	—
2020 Fit for Growth Plan restructuring charges[(c)]	0.8	1.5	1.0	0.9	—	—	—	—	—	—	—	—	—	—
COVID-19 charges[(d)]	0.1	0.6	0.5	0.3	—	—	—	—	—	—	—	—	—	—
Adjusted operating margin	15.1 %	14.1 %	15.9 %	12.3 %	15.2 %	15.2 %	15.8 %	15.3 %	15.0 %	15.5 %	16.4 %	14.2 %	15.4 %	15.3 %
GAAP diluted earnings per share	$ 0.67	$ 0.67	$ 0.64	$ 0.59	$ 0.95	$ 0.97	$ 1.03	$ 1.10	$ 1.07	$ 1.11	$ 1.22	$ 1.02	$ 4.05	$ 4.41
Effect of above adjustments, pre-tax	0.11	0.18	0.13	0.10	—	—	0.04	—	—	—	—	—	0.04	—
Effect of non-operating foreign currency exchange (gains) loss, pre-tax[(e)]	0.19	—	—	0.02	0.02	0.01	0.01	—	—	0.01	(0.01)	(0.02)	0.03	(0.01)
Tax effect of above adjustments[(f)]	(0.01)	(0.03)	(0.06)	(0.04)	—	0.01	(0.02)	—	0.01	0.02	0.03	0.01	—	0.07
Effect of recognition of income tax benefit related to an uncertain tax position[(g)]	—	—	—	—	—	—	—	—	—	—	(0.07)	—	—	(0.07)
Tax on Accumulated Indian Earnings[(h)]	—	—	0.26	—	—	—	—	—	—	—	—	—	—	—
Adjusted diluted earnings per share	$ 0.96	$ 0.82	$ 0.97	$ 0.67	$ 0.97	$ 0.99	$ 1.06	$ 1.10	$ 1.08	$ 1.14	$ 1.17	$ 1.01	$ 4.12	$ 4.40

Please refer to page 19, 20 and 21 of this earnings supplement for corresponding Non-GAAP notes.

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© 2023 Cognizant Reconciliations of Non-GAAP Financial Measures Notes: (a) During 2021, the parties to the consolidated putative securities class action suit filed a settlement agreement that resolved the consolidated putative securities class action against us and certain of our former officers. The settlement agreement provided for a payment of $95 million to the putative class (inclusive of attorneys’ fees and litigation expenses). Adjusting for indemnification expenses, legal fees and other covered expenses incurred through September 7, 2021, the remaining available balance under the applicable directors and officers insurance policies was $75 million. As a result, we recorded a Class Action Settlement Loss of $20 million in "Selling, general and administrative expenses" in our third quarter 2021 unaudited consolidated financial statements. (b) During 2020, we incurred realignment charges that consisted of employee separation costs, employee retention costs and professional fees. The total costs related to the realignment are reported in "Restructuring charges" in our unaudited consolidated statements of operations. (c) During 2020, we incurred restructuring charges as part of our 2020 Fit for Growth Plan that included employee separation costs, employee retention costs and facility exit costs and other charges. The total costs related to the 2020 Fit for Growth Plan are reported in "Restructuring charges" in our unaudited consolidated statements of operations. (d) During 2020, we incurred costs in response to the COVID-19 pandemic, including a one-time bonus to our employees at the designation of associate and below in both India and the Philippines, certain costs to enable our employees to work remotely and costs to provide medical staff and extra cleaning services for our facilities. Most of the costs related to the pandemic are reported in "Cost of revenues" in our unaudited consolidated statement of operations. (e) Non-operating foreign currency exchange gains and losses, inclusive of gains and losses related to foreign exchange forward contracts not designated as hedging instruments for accounting purposes, are reported in "Foreign currency exchange gains (losses), net" in our unaudited consolidated statements of operations. 19

Reconciliations of Non-GAAP Financial Measures

(f) Presented below are the tax impacts of each of our non-GAAP adjustments to pre-tax income:

	2020				2021				2022				FY	
Three months ended:	Mar 31	Jun 30	Sep 30	Dec 31	Mar 31	Jun 30	Sep 30	Dec 31	Mar 31	Jun 30	Sep 30	Dec 31	2021	2022
Tax impacts of non-GAAP adjustments:														
Class Action Settlement Loss	$ —	$ —	$ —	$ —	$ —	$ —	$ 6	$ —	$ —	$ —	$ —	$ —	$ 6	$ —
Realignment charges	5	3	2	1	—	—	—	—	—	—	—	—	—	—
2020 Fit for Growth restructuring charges	9	16	11	9	—	—	—	—	—	—	—	—	—	—
COVID-19 charges	2	6	6	3	—	—	—	—	—	—	—	—	—	—
Foreign currency exchange gain and losses	(10)	(8)	15	9	—	(6)	3	(2)	(6)	(14)	(15)	(4)	(5)	(39)

The effective tax rate related to non-operating foreign currency exchange gains and losses varies depending on the jurisdictions in which such income and expenses are generated and the statutory rates applicable in those jurisdictions. As such, the income tax effect of non-operating foreign currency exchange gains and losses shown in the above table may not appear proportionate to the net pre-tax foreign currency exchange gains and losses reported in our consolidated statements of operations.

(g) During the three months ended September 30, 2022, we recognized an income tax benefit previously unrecognized in our consolidated financial statements related to a specific uncertain tax position of $36 million. The recognition of the benefit in the third quarter of 2022 was based on management's reassessment regarding whether this unrecognized tax benefit met the more-likely-than-not threshold in light of the lapse in the statute of limitations as to a portion of such benefit.

(h) During the third quarter of 2020, after a thorough analysis of the impact of several changes in tax law on the cost of earnings repatriation and considering our strategic decision to increase our investments to accelerate growth in various international markets and expand our global delivery footprint, we reversed our indefinite reinvestment assertion on Indian earnings accumulated in prior years and recorded a $140 million tax on Accumulated Indian Earnings. The recorded income tax expense reflects the India withholding tax on unrepatriated Indian earnings, which were $5.2 billion as of December 31, 2019, net of applicable U.S. foreign tax credits.

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© 2023 Cognizant Reconciliations of Non-GAAP Financial Measures Reconciliation of free cash flow Three Months Ended (in millions) Mar 31, 2020 Jun 30, 2020 Sep 30, 2020 Dec 31, 2020 Mar 31, 2021 Jun 30, 2021 Sep 30, 2021 Dec 31, 2021 Mar 31, 2022 Jun 30, 2022 Sep 30, 2022 Dec 31, 2022 Net cash provided by operating activities $ 497 $ 979 $ 925 $ 898 $ 181 $ 541 $ 948 $ 181 $ 306 $ 528 $ 1,032 $ 702 Purchases of property and equipment (112) (93) (104) (89) (88) (75) (51) (88) (120) (43) (79) (90) Free cash flow $ 385 $ 886 $ 821 $ 809 $ 93 $ 466 $ 897 $ 93 $ 186 $ 485 $ 953 $ 612 21 Reconciliation of free cash flow Full Year (in millions) Dec 31, 2021 Dec 31, 2022 Net cash provided by operating activities $ 2,495 $ 2,568 Purchases of property and equipment (279) (332) Free cash flow $ 2,216 $ 2,236